Exhibit 99.2

FIVE STAR QUALITY CARE-GA, LLC

(CERTAIN ASSETS, LIABILITIES AND OPERATIONS RELATED TO
AUTUMN BREEZE, SOUTHLAND AND COLLEGE PARK)

CARVE-OUT FINANCIAL STATEMENTS AS OF
DECEMBER 31, 2010 AND 2009 AND
REPORT OF INDEPENDENT ACCOUNTANTS

FIVE STAR QUALITY CARE-GA, LLC

(CERTAIN ASSETS, LIABILITIES AND OPERATIONS RELATED TO
AUTUMN BREEZE, SOUTHLAND AND COLLEGE PARK)

CONTENTS

Report of Independent Accountants	1

Carve-Out Balance Sheets	2

Carve-Out Statements of Operations and Changes in Equity	4

Carve-Out Statements of Cash Flows	5

Notes to Carve-Out Financial Statements	6

MCNAIR, MCLEMORE, MIDDLEBROOKS & CO., LLC

CERTIFIED PUBLIC ACCOUNTANTS

389 Mulberry Street • Post Office Box One • Macon, GA 31202

Telephone (478) 746-6277 • Facsimile (478) 743-6858

www.mmmcpa.com

July 13, 2011

REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors

Five Star Quality Care-GA, LLC

We have audited the accompanying carve-out balance sheets of Five Star Quality Care-GA, LLC (Certain Assets, Liabilities and Operations Related to Autumn Breeze, Southland and College Park) (the Business) as of December 31, 2010 and 2009 and the related carve-out statements of operations and changes in member’s equity, and cash flows for the years then ended. These carve-out financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Business’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the carve-out financial statements referred to above present fairly, in all material respects, the financial position of the Business as of December 31, 2010 and 2009, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

McNAIR, McLEMORE, MIDDLEBROOKS & CO., LLC

FIVE STAR QUALITY CARE-GA, LLC

(CERTAIN ASSETS, LIABILITIES AND OPERATIONS RELATED TO

AUTUMN BREEZE, SOUTHLAND AND COLLEGE PARK)

CARVE-OUT BALANCE SHEETS

ASSETS

	As of
	March 31, 2011	As of December 31,
	(Unaudited)	2010	2009
Current Assets
Cash	$500	$500	$500
Patient Accounts Receivable, Net of Allowance for Doubtful Accounts of $205,520 at March 31, 2011, and $121,153 and $138,584 at December 31, 2010 and 2009	1,213,214	1,354,564	916,816
Prepaid Expenses	19,814	24,210	16,888
Due from Related Parties	57,269	57,269	57,269
Property and Equipment, Held for Sale	381,795	410,825	—

	1,672,592	1,847,368	991,473

Property and Equipment
Leasehold Improvements	—	—	11,320
Furniture, Fixtures and Equipment	—	—	362,556

	—	—	373,876
Accumulated Depreciation	—	—	(63,313)

	—	—	310,563

Total Assets	$1,672,592	$1,847,368	$1,302,036

See accompanying notes which are an integral part of these financial statements.

FIVE STAR QUALITY CARE-GA, LLC

(CERTAIN ASSETS, LIABILITIES AND OPERATIONS RELATED TO
AUTUMN BREEZE, SOUTHLAND AND COLLEGE PARK)

CARVE-OUT BALANCE SHEETS

LIABILITIES AND EQUITY

	As of
	March 31, 2011	As of December 31,
	(Unaudited)	2010	2009

Current Liabilities
Accounts Payable	$55,836	$75,775	$96,216
Accrued Compensation and Benefits	583,860	616,159	580,017
Accrued Expenses and Other Liabilities	29,109	26,011	1,141
Due to Related Parties	—	—	14,605
Estimated Third-Party Payor Settlements	41,315	61,212	103,461

	710,120	779,157	795,440

Equity	962,472	1,068,211	506,596

Total Liabilities and Equity	$1,672,592	$1,847,368	$1,302,036

See accompanying notes which are an integral part of these financial statements.

FIVE STAR QUALITY CARE-GA, LLC

(CERTAIN ASSETS, LIABILITIES AND OPERATIONS RELATED TO
AUTUMN BREEZE, SOUTHLAND AND COLLEGE PARK)

CARVE-OUT STATEMENTS OF OPERATIONS AND CHANGES IN EQUITY

	Three Months Ended March 31,		Years Ended December 31,
	2011	2010	2010	2009
	(Unaudited)

Revenue
Net Patient Service Revenues	$3,790,196	$4,024,345	$16,024,580	$16,375,806
Other Revenues	55	—	247	1,006

	3,790,251	4,024,345	16,024,827	16,376,812
Operating Expenses
Nursing Services	1,362,419	1,366,406	5,520,238	5,503,490
Rehabilitation	104,257	115,704	529,925	519,528
Medical Records	8,267	7,641	30,016	29,783
Dietary	317,689	328,403	1,301,828	1,282,456
Housekeeping/Laundry	170,703	180,529	692,158	676,565
Plant Operations	211,035	199,772	758,720	712,021
Activities/Social Services	85,631	81,408	336,705	322,962
Ancillary and Purchase Services	146,752	159,145	624,236	629,519
General and Administrative	1,300,789	1,229,439	4,915,632	5,100,043
Management Fees	170,560	181,096	720,924	736,956
Depreciation and Amortization	18,139	15,108	64,095	50,477
Facility Lease, Taxes and Insurance	134,090	135,242	541,273	533,665
Bad Debts	92,377	21,594	91,196	369,904

	4,122,708	4,021,487	16,126,946	16,467,369

Net Income (Loss)	(332,457)	2,858	(102,119)	(90,557)

Equity, Beginning	1,068,211	506,596	506,596	832,284
Intercompany Advances and Repayments	226,718	94,740	663,734	(235,131)

Equity, Ending	$962,472	$604,194	$1,068,211	$506,596

See accompanying notes which are an integral part of these financial statements.

FIVE STAR QUALITY CARE-GA, LLC

(CERTAIN ASSETS, LIABILITIES AND OPERATIONS RELATED TO

AUTUMN BREEZE, SOUTHLAND AND COLLEGE PARK)

CARVE-OUT STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,		Years Ended December 31,
	2011	2010	2010	2009
	(Unaudited)

Cash Flows from Operating Activities
Net Income (Loss)	$(332,457)	$2,858	$(102,119)	$(90,557)
Adjustments to Reconcile Net Income (Loss) to Cash Provided (Used) by Operating Activities
Depreciation and Amortization	18,139	15,108	64,095	50,477
Provision for Bad Debts	92,377	21,594	91,196	369,904
Change In
Patient Account Receivables, Net	48,973	(63,705)	(528,944)	(219,160)
Prepaid Expenses	4,396	7,539	(7,322)	14,464
Accounts Payable	(19,939)	(18,902)	(20,441)	19,164
Accrued Compensation and Benefits	(32,299)	(64,539)	36,142	129,746
Accrued Expenses and Other Liabilities	3,098	23,814	24,870	(8,606)
Due to Related Parties	—	—	(14,605)	—
Estimated Third-Party Payor Settlements	(19,897)	1,737	(42,249)	170,522

	(237,609)	(74,496)	(499,377)	435,954

Cash Flows from Investing Activities
Proceeds from Sale of Property and Equipment	33,657	—	—	—
Purchases of Property and Equipment	(22,766)	(20,133)	(164,357)	(205,747)

	10,891	(20,133)	(164,357)	(205,747)

Cash Flows from Financing Activities
Intercompany Advances and Repayments	226,718	94,740	663,734	(235,131)

Net Increase (Decrease) in Cash	—	111	—	(4,924)

Cash, Beginning	500	500	500	5,424

Cash, Ending	$500	$611	$500	$500

See accompanying notes which are an integral part of these financial statements.

FIVE STAR QUALITY CARE-GA, LLC

(CERTAIN ASSETS, LIABILITIES AND OPERATIONS RELATED TO
AUTUMN BREEZE, SOUTHLAND AND COLLEGE PARK)

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

(1) Nature of Business and Summary of Significant Accounting Policies

Nature of Business

These financial statements represent certain assets, liabilities and the associated operations of Autumn Breeze Health Care Center, Southland Healthcare and Rehab Center and College Park Healthcare Center (collectively, the Business) which have been carved out from the financial statements of Five Star Quality Care-GA, LLC (the Company).

The Business leases and operates three nursing homes with an aggregate of 335 beds located in metro Atlanta and Dublin, Georgia. The Business is principally engaged in providing long-term medical and therapeutic care to elderly residents.

The Business is dependent upon the Company for all its working capital and financing requirements. Accordingly, the transfers of financial resources between the Company and the Business are reflected as equity transactions.

On November 29, 2010, Five Star Quality Care-GA, LLC along with SPTIHS Properties Trust, a real estate investment trust (a related party), entered into an agreement with AdCare Health Systems, Inc. to sell certain assets for $18,000,000 in cash. The assets related to the Business which were sold to Adcare Health Systems, Inc. consisted of property and equipment, held for sale with a carrying amount of $381,795 and $410,825 as of March 31, 2011 and December 31, 2010, respectively.  The Business received no proceeds from the sale of these assets. During May 2011, the acquisition of the Business by AdCare Health Systems, Inc. was completed.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  Actual results could vary from the estimates that were assumed in preparing the financial statements.

Receivables and Concentrations of Credit Risk

The Business grants credit without collateral to its residents, most of who are insured under governmental programs or third-party contractual agreements. The collectibility or reliability of accounts receivable is dependent primarily upon the performance of the government unit, the third party or the resident’s family. Management does not believe significant credit risks are associated with accounts receivable. Adequate provision for doubtful accounts has been established based upon historical experience, the aging of the account and the payor classification.  Uncollectible accounts are written off after all collection efforts have been exhausted.

(1) Nature of Business and Summary of Significant Accounting Policies (Continued)

Property and Equipment - Held for Sale

On November 29, 2010, the Company entered into a purchase agreement with AdCare Health Systems, Inc. to sell leasehold improvements, equipment, furniture and fixtures related to its nursing facility. The property and equipment held for sale were reported at the lower of their carrying amount or fair value less cost to sell.

Property, Equipment and Depreciation

Depreciation of leasehold improvements and equipment is computed principally on the straight-line method over the following estimated useful lives:

Years
Leasehold Improvements	15
Furniture, Fixtures and Equipment	3-7

Maintenance and repairs are charged to operations and major improvements are capitalized.  Upon retirement, sale or other disposition, the cost and accumulated depreciation are eliminated from the accounts and a gain or loss is included in operations.

Revenue Recognition

Revenues are derived from services rendered to patients for long-term care and rehabilitation therapy services.

Revenues are recorded when services are provided based upon established rates adjusted for amounts expected to be received under third-party contractual arrangements with governmental providers, Medicare and Medicaid. These revenues and receivables are stated at amounts estimated by management to be at their net realizable value.

For private pay in long-term care, the Business bills in advance for the following month, with the remittance being due on receipt of the statement and generally by the tenth day of the month services are performed.

Payments are received from the Medicare program under a prospective payment system (PPS).  For skilled nursing services, Medicare pays a fixed fee per Medicare patient day based on the acuity level of the patient.

Medicaid program payments for long-term care services are based upon fixed per diem rates negotiated with a managed care organization contracted by the state of Georgia.

Laws and regulations governing the Medicare and Medicaid programs are complex and subject to interpretation.  Noncompliance with such laws and regulations can be subject to regulatory actions including fines, penalties and exclusion from the Medicare and Medicaid programs.  Management believes the Business is in material compliance with all applicable laws and regulations.

(1) Nature of Business and Summary of Significant Accounting Policies (Continued)

Revenue Recognition (Continued)

The Medicare PPS methodology requires that patients be assigned to Resource Utilization Groups (RUGs) based on the acuity level of the patient to determine the amount paid for patient services. The assignment of patients to the various RUG categories is subject to post-payment review by Medicare intermediaries. Management believes the Business has made adequate provision for any adjustments that may result from these reviews.  Any differences between the net revenues recorded and the final determination will be adjusted in future periods as adjustments become known.

Income Taxes

The tax implications of this carved-out entity are passed through to the parent and, thus, there are no deferred or current tax provisions for the Business as presented.

Basis of Presentation of Interim Information (Unaudited)

The accompanying unaudited carve-out financial statements as of March 31, 2011 and for the three-month periods ended March 31, 2011 and 2010 have been prepared in accordance with U.S. GAAP for interim financial information. In the opinion of management, all adjustments necessary for fair presentation of the accompanying unaudited interim carve-out financial statements have been made.  The results of operations for the quarter ended March 31, 2011 are not necessarily indicative of the results of a full year’s operation.

Subsequent Events

In preparing these financial statements, the Business has evaluated events and transactions for potential recognition or disclosure through July 13, 2011, the date the financial statements were available to be issued.

(2) Lease Commitments

The Business leases its facilities under operating leases from Senior Housing Properties Trust (a related party). These leases are “triple-net” which require the Business to pay all costs incurred in the operation of the facilities, including the cost of insurance and real estate taxes, maintaining the facility, and indemnifying the landlord for any liability which may arise from their operation during the lease term.

Lease expense incurred for the three months ended March 31, 2011 and 2010 and for the years ended December 31, 2010 and 2009 totaled $109,341, $112,271, $445,387 and 431,681, respectively.  The leases were terminated in May 2011 with the sale of the facilities by SPTIHS Properties Trust to AdCare Health Systems, Inc.

(3) Major Customers

The Business’s patient service revenues are derived primarily from federal (Medicare) and state (Medicaid) programs. Below is a summary of the composition of accounts receivable and revenues for the three months ended March 31 and for the years ended December 31:

Composition of Accounts Receivable:

	March 31,	December 31,
	2011	2010	2009
	(Unaudited)

Medicaid	61.15%	68.07%	67.51%
Medicare	17.59%	15.80%	19.06%
Other	21.26%	16.13%	13.43%

	100.00%	100.00%	100.00%

Composition of Revenues:

	March 31,		December 31,
	2011	2010	2010	2009
	(Unaudited)

Medicaid	73.87%	74.96%	76.48%	76.98%
Medicare	16.29%	16.34%	14.36%	14.83%
Other	9.84%	8.70%	9.16%	8.19%

	100.00%	100.00%	100.00%	100.00%

(4) Related Party Transactions

The Business leases it facilities from Senior Housing Properties Trust which is the largest landlord and stockholder of Five Star Quality Care, Inc., the parent of the Business. See Note 2 for a description of the leasing arrangements with Senior Housing Properties Trust.  Amounts payable to Senior Housing Properties as of December 31, 2009 totaled $14,605.  No amounts were payable to Senior Housing Properties as of March 31, 2011 or December 31, 2010.

The Business is allocated certain corporate overhead and administrative costs by its parent. These costs for the three-month periods ended March 31, 2011 and 2010 and for the years ended December 31, 2010 and 2009 totaled $170,560, $181,096, $720,924 and $736,956, respectively.

As of March 31, 2011 and December 31, 2010 and 2009, the Business had a receivable totaling $57,269 from the Company.

(5) Employee 401(k) Pension Plan

Employees of the Business may participate in a 401(k) pension plan, whereby employees may elect to make contributions pursuant to a salary reduction agreement upon meeting age and length-of-service requirements.  The Business’s contributions, which are recorded as an expense in the accompanying carve-out statements of operations for the three-month periods ended March 31, 2011 and 2010 and for the years ended December 31, 2010 and 2009 totaled $3,049, $2,963, $11,468 and $10,676, respectively.

(6) Fair Value Measurements

ASC Topic 820, Fair Value Measurements and Disclosures, defines fair value, establishes a framework for measuring fair value, establishes a three-level valuation hierarchy for disclosure of fair value measurement and enhances disclosure requirements for fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

•                  Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•                  Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•                  Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The estimated fair values of the Business’s short-term financial instruments, including receivables and payables arising in the normal course of business, approximate their individual carrying amounts due to their relatively short period of time between origination and expected realization. The Business does not have any other financial instruments measured at fair value on a recurring basis that require further disclosure. Property and equipment held for sale are measured at fair value on a nonrecurring basis and are recorded at the lower of cost or fair value less costs to sell. The fair value of property and equipment held for sale was determined using level 2 inputs based on the amount of the sales contract.